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EXHIBIT 10.8
                                    ADDENDUM
                        TO EXECUTIVE EMPLOYMENT AGREEMENT

         THIS ADDENDUM, effective the 2nd day of December, 1998, is made pursuant to Article V, Paragraph C, of the Executive Employment Agreement dated August 24, between JAMES H. GUILD, (the "Executive"), and TELESERVICES INTERNATIONAL GROUP INC., (the "Company").

         Contemporaneously with the execution of this Addendum, the Company shall grant the Executive options as follows:

1. Options to acquire 400,000 shares of the Company's restricted common stock at an exercise price per share equal to $.30. The options shall vest (and shall become exercisable at the time they vest), subject to continued employment, on a monthly, pro-rated basis over a period of three years, commencing January 1, 1999, and shall expire on August 31, 2003. The shares of common stock underlying the options shall be included in the next Form S-8 (or equivalent) registration statement filed by the Company with the Securities and Exchange Commission ("SEC") or, if available and in the discretion of the Company, may be included under a currently effective Form S-8 registration statement filed with the SEC for any of the Company's existing employee benefit plans.

2. Options to acquire 750,000 shares of the Company's restricted common stock at an exercise price per share equal to $.30. The options shall vest and become exercisable in accordance with a schedule and/or formula to be established by mutual agreement which will be based upon objective performance criteria. In the discretion of the Company, the shares of common stock underlying the options may be included in a future Form S-8 (or equivalent) registration statement filed by the Company with the SEC.

         The options described above are in addition to those set forth in
Article V, Paragraph A, of the Executive Employment Agreement.


                                           EXECUTIVE




                                           ------------------------------------
                                                  James H. Guild


                                           TELESERVICES INTERNATIONAL GROUP INC.



                                           By:
                                              ---------------------------------
                                                  Robert P. Gordon, Chairman